ORDINARY SHARES	6 Months Ended
Jun. 30, 2023
ORDINARY SHARES
ORDINARY SHARES

10. ORDINARY SHARES

The addition of ordinary shares during the six months ended June 30, 2023 came from a registered public offering in February 28, 2023.

On February 28, 2023, the Company completed the issuance of 2,500,000 ADSs (representing 5,000,000 Class A Ordinary Shares of the Company) at a purchase price of $0.80 per ADS and an accompanying warrant to purchase of 1,000,000 ADSs (representing 2,000,000 Class A Ordinary Shares of the Company) at a purchase price of $0.80 per ADS, in a private placement. The net proceeds from the private placement, after deducting the offering expenses, totaled $1,849, of which $1,449 was allocated to the ordinary shares and $400 to the warrants, respectively. The Company classified the warrant in each of the aforementioned issuances on its consolidated balance sheets as equity, and valued the respective warrant issued in conjunction with private placements using the Black-Scholes model.